UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 21, 2019

METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2019, the Board of Directors (the “Board”) of MetLife, Inc. (the “Company”) elected Mark A. Weinberger a director of the Company and appointed Mr. Weinberger to its Audit Committee, effective immediately. The Board also affirmatively determined that Mr. Weinberger qualifies as an independent director under the Corporate Governance Standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Mr. Weinberger will participate in the Company’s standard non-management director compensation arrangements. The Company pays non-management directors a retainer of $300,000 per year, 50% in shares of the Company’s common stock and 50% in cash. Directors earn a pro-rated retainer for partial-year service, earning the first of four annual installments at the beginning of service.

Mr. Weinberger served as the Ernst & Young Global Chairman and Chief Executive Officer until June 30, 2019 and continues to be a partner of EYEA, LLP ("EYEA"), a member firm of the Ernst & Young global network. The Company agreed with Mr. Weinberger that his appointment and service as a Company director will not create any obligation to the Company on the part of any member of the Ernst & Young network or any of their respective partners, principals, employees, or agents (together, "EY"). The Company also agreed it will make no claim against EY arising out of or relating to Mr. Weinberger's service as a Company director.

Mr. Weinberger informed the Company that, through the end of his partnership with EYEA on December 31, 2019, he:

(a)	may need to resign from the Board if EY determines that his services as a Company director raise audit or independence issues;

(b)	will recuse himself from Board votes on investments, including acquisitions and divestitures;

(c)	will recuse himself from Board votes on decisions related to Brighthouse Financial, Inc.; and

(d)	will recuse himself from any Company discussions or decisions related to EY.

Mr. Weinberger also reminded the Company that confidentiality obligations prevent him from using any information related to the affairs of EY or its clients for the Company's benefit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary
Date: August 26, 2019